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Chase Manhattan Credit Card Master Trust Series 1996-3
                                  April 17 2000

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


                                              For the Distribution Date 04/17/00

                                              For the Monthly Period          46

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the Distribution Date and with respect to the performance of the Trust during the month (the Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

     I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

     CERTIFICATE PRINCIPAL AMOUNT)

     A)   The total amount of the distribution to Series 1996-3         04/17/00
          Certificateholders on per $1,000 original certificate
          principal amount
          (1)  Class A Certificateholders                               5.866667
          (2)  Class B Certificateholders                               6.008333

     B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
          (1)  Class A Certificateholders                               0.000000
          (2)  Class B Certificateholders                               0.000000

     C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
          (1)  Class A Certificateholders                               5.866667
          (2)  Class B Certificateholders                               6.008333

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

II.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

     A)   Collections

          (1)   The aggregate amount of Collections processed
                with respect to the preceding Monthly Period
                and allocated to the Series 1996-3
                Certificates was equal to                         154,050,772.91

          (2)   The Payment Rate with respect to the
                preceding Monthly Period was equal to                     13.66%

                The monthly payment rate for the 2nd
                preceding Monthly 45 Period was equal to                  12.65%

                The monthly payment rate for the 3rd
                preceding Monthly 44 Period was equal to                  13.32%

          (3)a. The aggregate amount of Collections of
                Principal Receivables processed with respect
                to the preceding Monthly Period which were
                allocated in respect of the Series 1996-3
                Certificates                                      136,804,899.38

          (3)b. The aggregate amount of Investor Defaults
                treated as Available Principal Collections
                pursuant to sections 4.08 a.(iii),
                4.10(b),(e),(l)                                     4,852,036.39

          (4)   The aggregate amount of Collections of
                Finance Charge Receivables processed with
                respect to the preceding Monthly Period which
                were allocated in respect of the Series
                1996-3 Certificates                                17,245,873.53

     B)   Deficit Controlled Amortization Amount                            0.00

     C)   Principal Receivables in the Trust and Allocation
          Percentages

          (1)   The aggregate amount of Principal Receivables
                in the Trust as of the end of the preceding
                Monthly Period (represented by the Seller
                Interest, the Investor Interest of Series
                1996-3, and the Investor Interest of all
                other outstanding Series)                       2,881,443,000.54

          (2)   The Investor Interest as of the last day of
                the preceding Monthly Period
                (a) Investor Interest                           1,069,519,786.10

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

                (b) Class A Investor Interest                     957,220,000.00
                (c) Class B Investor Interest                      42,780,000.00
                (d) Collateral Interest                            69,519,786.10

           (3)  The Investor Interest set forth in paragraph
                C(2)(a) above as a percentage of the
                aggregate amount of Principal Receivables set
                forth in paragraph C(1) above                           37.1175%

           (4)  The Class A Investor Interest set forth in
                paragraph C(2)(b) above as a percentage of
                the aggregate amount of Principal Receivables
                set forth in paragraph C(1) above                       33.2202%

           (5)  The Class B Investor Interest set forth in
                paragraph C(2)(c) above as a percentage of
                the aggregate amount of Principal Receivables
                set forth in paragraph C(1) above                        1.4847%

           (6)  The Collateral Interest set forth in
                paragraph C(2)(d) above as a percentage of
                the aggregate amount of Principal Receivables
                set forth in paragraph C(1) above                        2.4127%

           (7)  The Class A Floating Percentage                         89.5000%

           (8)  The Class B Floating Percentage                          3.9999%

           (9)  The Class B Principal Percentage                         3.9999%

          (10)  The Collateral Floating Percentage                       6.5001%

          (11)  The Collateral Principal Percentage                      6.5001%

          (12)  The Floating Allocation Percentage                      36.7440%

          (13)  The Principal Allocation Percentage                     36.7440%

     D)   Portfolio Yield and Base Rate

           (1)  The annualized Portfolio Yield for the
                preceding Monthly Period was equal to                     19.35%

                The annualized portfolio yield for the 2nd
                preceding Monthly 45 Period was equal to                  18.53%

                The annualized portfolio yield for the 3rd
                preceding Monthly 44 Period was equal to                  17.97%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

               The three month average Portfolio Yield was
               equal to                                                   18.62%

          (2)  Base Rate for the preceding Monthly Period
               was equal to                                                9.16%

               The Base Rate for the 2nd preceding Monthly                    45
               Period was equal to                                         9.15%

               The Base Rate for the 3rd preceding Monthly                    44
               Period was equal to                                         9.14%

     E)   Delinquent Balances

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

          Up to 29 Days
          Aggregate Account Balance                               117,649,156.93
          As a Percentage of Receiveables                                  3.91%

          (2) 30 - 59 Days
          Aggregate Account Balance                                35,665,022.56
          As a Percentage of Receiveables                                  1.19%

          (3) 60 - 89 Days
          Aggregate Account Balance                                26,131,423.83
          As a Percentage of Receiveables                                  0.87%

          (4) 90 or More Days
          Aggregate Account Balance                                54,713,537.97
          As a Percentage of Receiveables                                  1.82%

          Total
          Aggregate Account Balance                               234,159,141.29
          As a Percentage of Receiveables                                  7.78%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

     F)   Investor Default Amount

          (1)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible with respect to Billing Cycles
               ending during the preceding Monthly Period
               allocable to the Investor Interest less
               Recoveries allocable to the Investor Interest
               (the Series 1996-3 Aggregate Investor Default
               Amount)                                              4,852,036.39

          (2)  The portion of the series 1996-3 Aggregate
               Investor Default Amount allocable to the
               Class A Investor Interest (the Class A
               Investor Default Amount)                             4,342,571.62

          (3)  The portion of the Series 1996-3 Aggregate
               Investor Default Amount allocable to the
               Class B Investor Interest (the Class B
               Investor Default Amount)                               194,077.87

          (4)  The portion of the Series 1996-3 Aggregate
               Investor Default Amount allocable to the
               Collateral Investor Interest (the Collateral
               Investor Default Amount)                               315,386.90

          (5)  The annualized investor default percentage
               (Series 1996-3 Aggregate Investor Default
               Amount/Investor Interest) x 12 for the
               preceding Monthly Period was equal to                       5.44%
               The annualized investor default % for
               (the 2nd preceding Monthly Period), the                        45
               Monthly Period, was equal to                                5.60%
               The annualized investor default % for
               (the 3rd preceding Monthly Period),                            44
               the Monthly Period, was equal to                            5.48%

     G)   Investor Charge Offs

          (1)  The aggregate amount of Class A Investor
               Charge-Offs for the preceding Monthly Period                 0.00

          (2)  The aggregate amount of Class A Investor
               Charge Off per $1,000 original Certificate
               Principal Amount                                             0.00

          (3)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed on the

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

               Transfer Date immediately preceding the
               Distribution Date                                            0.00

           (4) The amount of the reimbursed Investor
               Charge-Offs set forth in paragraph G(2)
               above, per $1,000 original Class A
               Certificate principal amount                                 0.00

           (5) The aggregate amount of Class B Investor
               Charge-Offs for such Monthly Period                          0.00

           (6) The aggregate amount of Class B Investor
               Charge Off per $1,000 original Certificate
               Principal Amount                                             0.00

           (7) The aggregate amount of Class B Investor
               Charge-Offs reimbursed on the Transfer Date
               immediately preceding such Distribution Date                 0.00

           (8) The amount of the reimbursed Investor
               Charge-Offs set forth in paragraph G(6)
               above, per $1,000 original Class B
               Certificate principal amount                                 0.00

           (9) The aggregate amount of Investor Charge-Offs                 0.00

          (10) The aggregate Investor Charge Off per $1,000
               Original Certificate Principal Amount                        0.00

          (11) The aggregate amount of reimbursed Investor
               Charge-Offs                                                  0.00

          (12) The amount of the reimbursed Investor
               Charge-Offs set forth in paragraph G(9)
               above, per $1,000 original Investor principal
               amount                                                       0.00

     H)   Shared Excess Finance Charge Collection
          The aggregate amount of shared Excess Finance
          Charge Collections during the preceding Monthly
          Period which were allocated to the Series 1996-3
          Certificates                                                      0.00

     I)   Shared Principal Collections
          The aggregate amount of Shared Principal
          Collections during the preceding Monthly Period
          allocated to the Series 1996-3 Certificates                       0.00

     J)   Reallocated Principal Collections

          (1)  Collections of Principal Receivables
               allocable to Class B Certificates paid with
               respect to Class A Certificates to make up
               deficiencies in Class A Required Amount for
               any Monthly Period                                           0.00

          (2)  Collections of Principal Receivables
               allocable to Collateral Interest

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3

                                                              April 17 2000

               paid with respect to Class B Certificates to
               make up deficiencies in Class B Required Amount              0.00

     K)   Monthly Investor Servicing Fee

          (1)  The amount of the Monthly Investor Servicing
               Fee payable by the Trust to the Servicer for
               the preceding Monthly Period                         1,916,222.95

          (2)  The amount of the Class A Monthly Servicing
               Fee payable by the Trust for the preceding
               Monthly Period                                       1,715,019.17

          (3)  The amount of the Class B Monthly Servicing
               Fee payable by the Trust to the Servicer for
               the preceding Monthly Period                            76,647.50

          (4)  The amount of the Collateral Monthly
               Servicing Fee payable by the Trust to the
               Servicer for the preceding Monthly Period              124,556.28

     L)   Collateral Interest

          (1)  The Available Collateral Interest, as of the
               close of Transfer Date for the preceding
               Monthly Period was equal to                         69,519,786.10

     M)   Required Collateral Interest

          (1)  The Required Collateral interest as of the
               Transfer Date for the preceding Monthly
               Period was equal to                                 69,519,786.10

III. THE POOL FACTOR

     A)   The Pool Factor for the Record Date for the
          distribution to be made on the Distribution
          date(which represents the ratio of the amount of
          the Investor Interest as of such Record Date
          (determined after taking into account any
          reduction in the Investor Interest which will
          occur on the Distribution Date) to the Initial
          Investor Interest). The amount of a
          Certificateholders pro rata share of the Investor
          Interest can be determined by multiplying the
          original denomination of the Certificateholders
          Certificate by the Pool Factor.                             1.00000000

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION